Annual Meeting Review Key Elements of the past year Recent Developments Near-Term Value, Business Potential William H. Hastings December, 2009 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
Except for historical information, this presentation contains forward looking statements and information with respect to net reserve valuations and sums, gas sales in Australia and its valuation, oil development projects, expense reduction plans and
other potential development projects, exploration and drilling plans.   These statements
are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied from such information.
The United States Securities and Exchange Commission (SEC) permits oil and gas filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally
producible under existing economic and operating conditions.   Investors are urged to
consider closely the disclosures in Magellan’s periodic filings with the SEC available from us at the company’s website www.magellanpetroleum.com

Earnings Profile
Earnings Comparison
2009 Fiscal Year versus 2008 Fiscal Year
Financial Comparison
000s 000s 000s
Q1 FY 2010 FY 2009 FY 2008
Summary figures
Revenue 8,879 $           28,191 $         40,895 $
Pre Tax Operating Income (599) $            2,863 $           5,439 $
Pre Tax Operating Income before non-operating charges 1,941 $           ***
Net Income (1,297) $         665 $              (8,892) $
*
Cash Flow from Operations 1,997 $           9,239 $           5,496 $
Cash and cash equivalents (end of period) 44,784 $         35,686 $         36,323 $
Market Capitalization 70,316 $         ** 46,065 $         67,230 $
    *
  **  As of 08Dec, market cap is $90.8 million.  Market cap basis does not include 4.347 million warrants
           *** ($1.4) million warrant revaluation, ($1.0) million employee termination, ($0.44) million PIPE closing,

    ($1.0) million exchange loss on US dollar accounts at MPAL (offset to US equity account), $1.3 million gain on sale of equity investment
Includes ATO Tax Settlement and Interest

Share Price Performance 175% annual increase year-on-year But much work remains

Recent Developments
Recent Developments
• New Ventures
Acquired oil field for  $7/bbl  (proven developed)
•
Initial entry into North America
Poplar Dome, Roosevelt, Co., Montana - 800 mmboe OOIP (original oil in-place)
23,000 acres  of structural  closure  (36 square miles)
Multiple pay zones (Judith River (gas), Tyler (oil), Charles (oil), Bakken (oil), Niscu (oil), and Red River (oil)
Cumulative  oil recoveries to-date total to 7% of oil in-place
•
Measured infill development planned along with Bakken farm-out
Sold*
Australian Cooper Basin fields for  $31/bbl  (proven developed)
* = subject to actual closing completion
• A$ 9.7 million less fees and adjustments - A$9.4 million net or US$ 8.7 million
•
Somewhat fragmented interest better held by Partners
•
Five separate buyers
•
Proceeds to be redeployed elsewhere in Australia or in US
Equity Investing
•
$2.1 million gain on position in strategic Company, now sold
Fit with strategic plan,  but withdrew based on execution delay, further transactions  planned
Other, similar activity contemplated

Recent Developments
Recent Developments
•
New Ventures  (cont.)
Completed Methanol  Evaluation Heads of Agreement and Supply
Exclusivity Agreement
•
Major Methanol Player
Actively discussing  logistics, plant construction, offshore gathering
•
Submitted Application/Bid on attractive offshore gas lead in recent Australian  bid round.
Entered negotiations toward major acquisition of offshore gas supply
•
Substantive reserves to feed Methanol and other developments

Recent Developments
Recent Developments
• Operations
Australia - Expense Reduction program initiated
•
Operator budget draft suggesting 30% reduction in-hand
•
Discussing Basin-wide efficiencies and synergy to achieve further expense reduction
Montana – Infill and Commercial programs targeted
•
Contingent Infill sites   (several sites available subject to initial well performance)
•
Utilization of Railroad and direct sales to area Refineries
•
Third Party gathering of oil in addition to equity volumes
(Elm Coulee – Bakken)
•
Natural Gas tie-in discussions:  Northern Border Pipeline   (4 miles away)
Montana – CO2 pilot study initiated
•
Partner discussions
•
Reservoir review,  study of miscible pressure versus max reservoir pressure
•
Commercial discussions ongoing

Recent Developments
Recent Developments
• Development
Mereenie redevelopment on the docket
•
Up to 350 million barrels OOIP
(original oil in-place)
- low recovery to-date
•
Underdrilled western field segment
•
Planning now for longer-term, new development effort
•
Investment in gas injection & lift operations to increase oil production
•
Considering  investment in propane + extraction plant.
Two-well program in UK planned – early 2010
•
Markwells Wood pad complete, targeting Q1 2010
•
Actual date is a function of the Operator plan – Northern Petroleum
•
License has “must-complete” drilling end date in the coming year

Challenges
Challenges
• Australia
Area Gas Sales flow beyond 2010
•
Gas sales under a new Mereenie Sales Agreement (MSA5) to Power and Water - Darwin
•
Discussions continue  on ways to ensure supply diversity and  supplement Blacktip
•
Blacktip forecast (most recent update) to be fully operational around 15 th
December,
2009
Revenue / Expense matching
Significant oil remains at Mereenie, but when can the investment be made given gas delivery uncertainty?
Oil flow can increase with natural gas injection
Oil flow can increase with gas lift operations
Propane can now be extracted if gas doesn’t flow
Western Mereenie can be developed strategically
Do we lower or increase expense?
Should we invest for more gas sales?

Challenges
Challenges
• United Kingdom
Prospective well schedule
•
Two sites targeting 1 mmbbls each (net 400,000 each)
•
Contrast Montana, where there are multiple drill site targets
•
Well spud date discussions with Northern - exceptionally protracted.
Reservoir properties
(formation may be low-permeability - tight)
• North America
Reservoir properties
•
High water cut and produced water management – deep edge water drive
•
Reservoir temperature
•
Reservoir wettability
•
Surface marketing (oil pipeline capacity and quality caps)

Magellan Business Model
Atlantic America  Oil
Develop overlooked oil fields utilizing Tertiary
methods (incl CO2 sequestration & flooding)
Significant CO2 Emissions
Oil Reservoirs amenable to
CO2 flooding

Closest  Supply
Magellan Business Model
Pacific
Develop “discovered” resource for Asia
Redevelop underdrilled, existing  assets
Reserves Available
Entry costs from US$ .05/mcf and up
(proven undeveloped)
LNG and Methanol technologies usable
Methanol Needed
US$12  per
mmbtu equivalent delivered
Correlated to oil
Methanol is the “Ethanol” of
China. It is used as vehicle
fuel supplements there by
Government order.

Strategic Overview
Strategic Overview
• Plan – Pacific
Acquire & develop significant natural gas into Asia
• Mechanism is Methanol
Heads of Agreement and Exclusivity signed with major Methanol player
Methanol is a significant CO2 sink
Methanol is a fuel substitute in China – used as Ethanol is in America
M85 for trucks, buses and similar
M10 for regular fuel usage
Dimethyl Ether as propane system augmentation
Restructure and redevelop existing fields
• Effort ongoing
Synergistic solution for the Amadeus Basin operations
Augment existing oil production (gas injection & lift, well reconfiguration)
Begin stripping propane +
Drill west end of Mereenie oil field and connect Dingo
AFE for seismic work at Mereenie approved with 3D to follow on
Increased oil recover (IOR) project 98% complete
Major oil development project AFE issued by Operator

Recent Developments
Recent Developments
• Mereenie – up to 350 mmboe OOIP
(original oil in – place)
OOIP is proven, probable, and possible sum
Appraisal of sparsely drilled NW reservoir
Analogues show better understanding
possible of structural and reservoir
characteristics is likely with new program
Full secondary recovery plan to follow

Strategic Overview
Strategic Overview
• Plan – America
Redevelop overlooked domestic oil fields
• Build infill, development and CO2 injection/sequestration partnerships
800 mmboe
OOIP (original oil in-place)  structure …. Montana
Multiple oil pay zones (Tyler, Charles A, B, C, Bakken, Niscu, Red River)
Existing infrastructure for both Oil and gas are present within the Unit
Northern Border (Gas), Bridger and Enbridge (Oil)
BN Railroad is also adjacent
Examine additional fields amenable to CO2/Infill programs
Montana, North Dakota, Saskatchewan
Develop Bakken Strategy
23,000 ac of Bakken

Magellan Business Model Atlantic America Oil Significant CO2 Emissions Oil Reservoirs amenable to CO2 flooding

Poplar Fields, Montana • Potential infill development in multiple horizons • Tertiary and flood (CO2) possibilities in fractured complex • CO2 sequestration under Canadian Kyoto-driven programs

•
Tyler Sand Isopach (Poplar)
Example infill possibilities
Subject to well performance of initial drill plan
Orange = calculated swept reservoirs
Green shades = calculated unswept
reservoirs ranging from 1 to 2.5 mmbbls
in place per Qtr-Qtr section

•
Charles B-1 Sand Isopach (Poplar)
Example infill possibilities
Subject to well performance of initial drill plan
Orange = calculated swept reservoirs
Green shades = calculated unswept
reservoirs ranging from 1 to 2.5 mmbbls in
place per Qtr-Qtr section

Closest  Supply
Magellan Business Model
Pacific
Develop “discovered” resource for China
Redevelop underdrilled, existing  assets
Reserves Available
Entry costs from US$ .05/mcf and up
(proven /possible undeveloped)
LNG and Methanol technologies usable
Methanol Needed
US$12  per
mmbtu equivalent delivered
Correlated to oil
Methanol is the “Ethanol” of
China.   It is used as vehicle
fuel supplements there by
Government order.

Abadi 10-14.5 TCF
Evans Shoal 8 TCF
Heron /Blackwood   1.5 TCF
Greater Sunrise  6+ TCF
Black Tip  500 BCF
Petrel & Tern 2 TCF
Caldita - Barossa  6 TCF
Turtle/Barnett (Undeveloped Oil)
Chuditch 700 BCF
Bayu Undan 8 TCF
Ichthys   14 TCF
Kelp  700 BCF
Montara 2 TCF
Saratoga & Prometheus  1.5 TCF
Crux, Padthaway Complex  2 TCF
Brewster  800 BCF
Scott Reef & Brecknock  18 TCF
Darwin
Lynedoch  1 TCF
Vienta, Waggon Creek, Weaber (Gas)
Mapped;  82 TCF
Frigate Deep 500 BCF
Evans Shoal South 500 BCF

Central Darwin (pop 120,000) Bayu Undan LNG (complete) East Jetty (offtake connections) NT Power Plants Darwin Airport Methanol Plant Sites

Pulling it all together

Business Potential
Business Potential
• Opportunities & Value
Expense Reduction & Restructuring effort
•
Existing fields
•
Significant impact
•
Consolidation may require additional capital
New Ventures
•
Entry into material, proven but undeveloped fields offshore North Australia
•
Development of new reserves in currently owned oil field
•
Position in the Pacific Methanol growth trade
Equity Valuations
•
Value with further investment(s) in undercapitalized small cap entities
•
Small-cap valuations at below $3/boe
•
Share –based acquisition(s)
•
In North America and Australia

75
150
225
300
US$ millions  (net to Magellan)
$375mm
Market Cap
Liquidation (no gas value)
Sale of gas to Customer A, B, or C
Methanol Development
((Second option – lower value)
Cash
Deduct “New” Admin Cost
Gas sale Value
Note :  Each module represents results of  Excel  economic evaluation
Methanol Value
Cash Position and
Valuation
Future growth
• Mereenie Redevelopment
• Offshore  Gas Entry
•Montana Development
• Equity Acquisition
• UK Discovery
Gain on Recent Acquisition
$ 2 per share ----- $ 2 per share
$ 4 per share -----
$ 6 per share -----

Magellan Petroleum 7 Custom House Street, Level 3 Portland, Maine 04101